UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STARBUCKS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fees paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

The following is an additional webpage posted on Starbucks advocacy website on February 9, 2024

Frequently Asked Questions

How do I vote?

By Mail: If you received a WHITE proxy card or WHITE voting instruction form by mail, you may simply mark, sign, date, and return it in the postage-paid envelope provided.

Electronically: You should have your control number handy when voting your shares electronically. Control numbers change each year and are not reusable. Your control number can be found on (and is specific to) your WHITE proxy card or WHITE voting instruction form received in the mail or via email from your broker. You will have a different control number for each account in which you hold shares.

With your control number handy, you can vote your shares:

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By Internet: Locate the control number on your WHITE proxy card or WHITE voting instruction form or notice and visit the website indicated. Or, if you received your proxy materials by email from your broker, simply click the “VOTE NOW” button in the email.

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By Toll-Free Telephone: Depending on how you hold your shares, you may also vote by telephone. Locate the control number on your WHITE proxy card or WHITE voting instruction form and call the telephone number indicated (available 24/7).

Alternatively, some brokers may include a link to voting instructions in your online brokerage firm account – look for a Proxy Materials section if applicable.

What if I can’t find my control number?

If you cannot find your control number and you had earlier consented to receiving your proxy materials by email, please make sure to check your email “Spam” filter. You may also request your control number in the following ways:

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For Beneficial shareholders (i.e., if your shares are held in the name of a broker, bank, or other holder of record), please contact your broker, bank, or holder of record directly. You may need to ask for the Proxy Department, specifically. If you need further help, please contact Innisfree M&A Incorporated, our solicitation firm, at +1 (888) 750-5884 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 from other countries.

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For Registered shareholders (i.e., if you hold shares issued in your own name and your name appears on Starbucks share register), please contact Innisfree M&A Incorporated, our solicitation firm, at +1 (888) 750-5884 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 from other countries.

Are there instructions for partners or others who hold Starbucks shares through Fidelity?

For partners and those who hold their Starbucks shares through Fidelity, you may also try:

•	Accessing your Fidelity brokerage firm account via web browser. Click on the Accounts & Trade tab, then Documents, Other Documents, then Proxy Materials.

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You can also contact the Fidelity/NFS voting hotline at (866) 755-6372. At the prompt, please say “Asset Servicing”, then “Reorg/Proxy”, then “Proxy,” for a live Fidelity representative. The representative can provide your control number or help you vote.

I received materials that include a blue proxy card—what should I do?

You may have also received proxy materials (including blue proxy card or voting instruction form) from The Strategic Organizing Center (SOC), who has nominated three individuals in opposition to our highly skilled and engaged Board for election at our upcoming annual meeting. As a result, you may receive proxy materials from both Starbucks and SOC.

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If you hold your shares in Fidelity, or certain other brokerage firm accounts, you may see under a heading labeled “Proxy Materials” two different sets of proxy materials related to your SBUX position.

•	Other brokers and custodians that hold your shares may similarly post or mail you two different sets of proxy materials. Please be careful as you consider your vote.

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Only one set of these materials, and the accompanying WHITE proxy card, has been provided to you by our Board. We urge you to disregard the blue proxy card and the related proxy materials from SOC. Please be careful not to accidentally vote using the blue proxy card.

How does the Board recommend that I vote?

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We urge you to vote “FOR” only the Starbucks director nominees using the WHITE proxy card and to disregard the blue proxy card and the related proxy materials from SOC. Please be careful not to accidentally vote using the blue proxy card. (Note that in some cases the blue proxy card may be a very light blue.)

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If you believe you may have voted using the blue proxy card or if you did not vote “FOR” only the Starbucks director nominees, you can easily change your vote by voting again by telephone, Internet, or mail by following the directions above. Only your latest dated vote counts.

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We believe our skilled nominees have the background, qualifications, and judgment to effectively oversee Starbucks ambitious business strategy and navigate a constantly evolving operating environment. Our directors also reflect a diversity of backgrounds and experiences, as well as an appropriate balance of continuity and fresh perspectives.

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Our Board also has been deeply engaged in ensuring we exceed our partner expectations. Our Board has engaged over the past year with Starbucks leadership team on our approach to collective bargaining and freedom of association. Your vote at the upcoming annual meeting will determine the strength and effectiveness of the Starbucks Board of Directors. We encourage you to review the Starbucks proxy solicitation materials carefully and use the WHITE proxy card to vote “FOR” only each of the 11 Starbucks nominees.

Is there a deadline to vote by proxy?

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The Board urges you to vote as soon as possible “FOR” only each of our Board’s 11 director nominees and otherwise in accordance with the Board’s recommendations. Please carefully note any voting deadline indicated on your WHITE proxy card or WHITE voting instruction form, as voting deadlines may vary depending on how you hold your shares.

For all other questions about the 2024 Annual Meeting or how to vote your shares, please contact the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

+1 (888) 750-5884 (toll-free from the U.S. and Canada) or

+1 (412) 232-3651 from other countries

Forward-Looking Statements

This communication contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. In particular, statements regarding Starbucks Corporation (“Starbucks”) plans, strategies, prospects, and expectations regarding its business and industry are forward-looking statements. They reflect Starbucks expectations, are not guarantees of performance, and speak only as of the date hereof. Except as required by law, Starbucks does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements. Starbucks business results are subject to a variety of risks, including those that are described in its Annual Report on Form 10-K for the fiscal year ended October 1, 2023 and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”).

Important Shareholder Information

Starbucks filed a definitive proxy statement and a white proxy card with the SEC in connection with its solicitation of proxies for its 2024 Annual Meeting. STARBUCKS SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS, AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may or will be able to obtain the proxy statement, any amendments or supplements to the proxy statement, and other documents without charge from the SEC’s website at www.sec.gov.

Participant Information

Starbucks, its directors, director nominees, certain of its officers, and other employees are or will be “participants” (as defined in Section 14(a) of the Exchange Act of 1934) in the solicitation of proxies from Starbucks shareholders in connection with the matters to be considered at the 2024 Annual Meeting. The identity, their direct or indirect interests (by security holdings or otherwise), and other information relating to the participants is available in the Starbucks definitive proxy statement on Schedule 14A filed with the SEC on January  25, 2024, on the section entitled “Beneficial Ownership of Common Stock” (on page 103 and available here) and Appendix B (on page B-1 and available here). To the extent the holdings by the “participants” in the solicitation reported in the Starbucks definitive proxy statement have changed, such changes have been or will be reflected on “Statements of Change in Ownership” on Forms 3, 4 or 5 filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov.